SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                             CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 28, 1994
                                                ------------------


                     The CIT Group Holdings, Inc.
- ------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


   Delaware           1-1861                  13-2994534
- ------------------------------------------------------------------
 (State or other     (Commission             (IRS Employer
  jurisdiction of     File Number)             Identification No.)
  incorporation)


                      1211 Avenue of the Americas
                       New York, New York  10036
- ------------------------------------------------------------------


Registrant's telephone number, including area code (212) 536-1950
                                                   ---------------



- ------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         See attached press release.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE CIT GROUP HOLDINGS, INC.
                                      -----------------------------
                                             (Registrant)


                                      By /s/ JOSEPH J. CARROLL
                                        ---------------------------
                                        Joseph J. Carroll
                                       Executive Vice President and
                                        Chief Financial Officer

Dated:  February 28, 1994

                                           NEWS
(THE CIT GROUP, INC. LETTERHEAD)


                                           Michael J. McGowan
                                           Vice President
                                           Communications Services
                                           (201) 535-3506




FROM:     THE CIT GROUP HOLDINGS, INC.
          650 CIT DRIVE
          LIVINGSTON, NJ 07039



        THE CIT GROUP HOLDINGS, INC. COMPLETES ACQUISITION OF
    BARCLAYS COMMERCIAL CORPORATION; FORMS LARGEST FACTOR IN U.S.

     LIVINGSTON, NJ, February 28, 1994 --- The CIT Group Holdings, Inc., a $13.7 billion asset- based lending organization, today announced that it completed the acquisition of Barclays Commercial Corporation ("BCC"), a company of the Barclays Group, forming the largest factor in the U.S. Headquartered in Charlotte, North Carolina, BCC is a major provider of factoring, commercial finance and credit related services in the United States. CIT's business unit, The CIT Group/Commercial Services is a significant provider of similar services in the U.S.
     "The combination of BCC and our Commercial Services unit creates a very powerful and strategic factoring organization, and gives CIT a major presence in the Southeast and improved market position in the various furniture industries," said Albert R. Gamper, Jr., CIT president and chief executive officer.

     "CIT now has the ability to offer clients even greater quality service and responsiveness than ever before," said Lawrence A. Marsiello, president and chief executive officer of The CIT Group/Commercial Services.
     BCC was founded in Charlotte in 1946 as a factor to middle-market manufacturers in North and South Carolina. It was acquired in 1979 by the Barclays Group and today provides commercial finance, factoring and credit related services to domestic and foreign manufacturers, as well as importers and exporters which sell products in the United States.
     The CIT Group Holdings, Inc. is a company of The Dai-Ichi Kangyo Bank Ltd., the largest bank in the world, and Chemical Banking Corporation, one of the largest U.S. bank holding companies. The CIT Group/Commercial Services is one of eight operating units of The CIT Group Holdings, Inc.